PAGE



EXHIBIT 10.2 - COVER LETTER
---------------------------



August 14, 1998





Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re:  Selective Insurance Group, Inc. Form 10Q for the period ending
     June 30, 1998

Ladies and Gentlemen:

Accompanying this letter for filing pursuant to the Securities Act of 1933, is an amendment to the Promissory Note of $25,000,000 Revolving Line of Credit with State Street Bank and Trust Company. The note was initially filed as an exhibit with the Form 10Q for the quarter ended March 31, 1997.

Very truly yours,

/s/ Marie A. Yorke

Marie A. Yorke
Administrative Assistant
Financial Accounting and Reporting

/MAY
Enclosures


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EXHIBIT 10.2
------------


STATE STREET
P.O. Box 9111
Boston, MA 02209-9111



                                                   As of June 30, 1998



Selective Insurance Company of America
Selective Insurance Group, Inc.
40 Wantage Avenue
Branchville, NJ 07890-1000

     Re: Loan Facility

Ladies and Gentlemen:

     State Street Bank and Trust Company (the "Bank") has made available to Selective Insurance Company of America, a corporation organized under the laws of New Jersey (the "Company") and Selective Insurance Group, Inc., a corporation organized under the laws of New Jersey (the "Parent") (collectively, the Company and the Parent are hereinafter referred to as the "Borrower") an aggregate $25,000,000 revolving line of credit as described in a letter agreement dated March 3, 1997 (as amended, the "Letter Agreement"). The Borrower has requested, and the Bank has agreed to extend the Revolving Maturity Date as defined in the Letter Agreement. Therefore, for good and valuable consideration, the receipt of which is hereby acknowledged, the Borrower and the Bank hereby agree as follows:

     1. The Letter Agreement is hereby amended by deleting the following from paragraph 1 thereof: "June 30, 1998" and substituting the following therefor: "June 30, 1999". All references to "Revolving Maturity Date" in the Letter Agreement or any related document shall be deemed to refer to June 30, 1999.

     2. The Letter Agreement is hereby amended by deleting the following from the end of paragraph 2 thereof: "and provided further that no more than $20,000,000 of Revolving Loans shall be outstanding to the Parent at any time".

     3. As amended hereby, all terms and conditions of the Letter Agreement and Promissory Note executed in connection therewith remain in full force and effect and are ratified and affirmed as of the date hereof and extended to give effect to the terms hereof.

     4. The Borrower represents to the Bank that no default or Event of Default has occurred under the Letter Agreement or aforesaid Note, and further that if the proceeds of any Revolving Loan are utilized to finance the purchase of the stock of the Parent, such use will be in compliance with Regulations U and X of the Board of Governors of the Federal Reserve System.


Page


Selective Insurance Company
of America
Selective Insurance Group,
Inc.
As of June 30, 1997
Page 2




     5. This letter agreement shall constitute an agreement executed under seal to be governed by the laws of The Commonwealth of Massachusetts effective as of June 30, 1998.

                                         Sincerely,

                                         STATE STREET BANK AND
                                         TRUST COMPANY

                                         By: /s/ Edward M. Anderson
                                             -----------------------
                                         Title: Vice President

Acknowledged and accepted:

SELECTIVE INSURANCE COMPANY OF AMERICA

By: /s/ David B. Merclean
    -------------------------
Title:Chief Financial Officer

By: /s/ Robert P. Rank
    -------------------------
Title: Chief Investment Officer


SELECTIVE INSURANCE GROUP, INC.

By: /s/ David B. Merclean
    -------------------------
Title:Chief Financial Officer

By: /s/ Robert P. Rank
    -------------------------
Title: Chief Investment Officer